EXHIBIT 99.1


                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                     BY THE
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


     In connection with the Annual Report on Form 10-KSB of LION, Inc. (the "Registrant") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Stedman, Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of LION, Inc., a Washington corporation (the "Company"), each hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                             CHIEF EXECUTIVE OFFICER

                             /s/ David Stedman
                             -----------------------
                             David Stedman

                             March 31, 2003



                             CHIEF FINANCIAL OFFICER


                             /s/ Steve Thomson
                             -----------------------
                             Steve Thomson

                             March 31, 2003

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